                                                                    Exhibit 99.2

                   RELATIONSERVE MEDIA, INC. AND SUBSIDIARIES

                  PRO FORMA CONSOLIDATED FINANCIAL STATEMENTS

                                 MARCH 31, 2005
                                  (UNAUDITED)

                                        1

The  accompanying  unaudited  pro forma  consolidated  financial  statements  of
RelationServe  Media, Inc. and Subsidiaries  (formerly Chubasco Resources Corp.)
(the "Company") give effect to the return and  cancellation of common shares and the  recapitalization  of the Company for debt, cash, and the issuance of common stock. These pro forma statements are presented for illustrative  purposes only.
The pro forma  adjustments are based upon available  information and assumptions that management  believes are reasonable.  The Unaudited Pro Forma Balance Sheet as of March 31, 2005 and the Unaudited Pro Forma Statement of Operations for the
three months ended March 31, 2005 do not purport to represent what the financial position or results of operations of the Company would actually have been if the transaction  discussed above had in fact occurred on March 31, 2005, nor do they
purport  to  project  the  results  of  operations  or  financial   position  of
Relationserve  Media,  Inc. and  Subsidiaries for any future period or as of any date.

Prior to June 13,  2005,  the  Company  had been an  exploration  stage  company engaged  in the  business  of  mineral  exploration  incorporated  in  Nevada as
Chubasco  Resources Corp.  ("Chubasco").  Since its formation on August 2, 2004,
Chubasco  had been  primarily  engaged in  exploration  activities  through  its wholly-owned  subsidiary Chub Exploration Ltd., a British Columbia  corporation.
On June 10,  2005,  Chubasco's  Board of  Directors  authorized  the merger (the
"Merger") of its newly formed wholly-owned  subsidiary Reland Acquisition,  Inc.
("Reland"),  a  Delaware  corporation,  with  RelationServe,  Inc.,  a  Delaware corporation incorporated on March 29, 2005 ("Relationserve") and entered into an
Agreement of Merger and Plan of Reorganization (the "Merger Agreement"). On June
13, 2005, a  Certificate  of Merger was filed with the Secretary of State of the
State of  Delaware  in order  to  complete  the  Merger,  and on June 15,  2005,
Chubasco changed its name to RelationServe Media, Inc.

In  connection  with the  Merger,  the  Company  acquired  all of the issued and outstanding  capital stock of  RelationServe  in exchange for 13,326,000  shares
(the "Merger Stock") of the Company's  common stock,  par value $0.001 per share
(the "Common Stock"), and certain holders agreed to cancel 6,800,000 outstanding shares of the Company's  Common Stock  following the Merger.  Under the terms of the Merger Agreement, each share of Relationserve common stock outstanding prior to the Merger  (13,326,000)  and each  RelationServe  warrant  (6,562,500)  were converted into one share of the Company's Common Stock and a warrant to purchase one share of the Company's Common Stock, respectively,  following the Merger. As a result,  RelationServe's  former  stockholders  became the Company's  majority stockholders and RelationServe became the Company's wholly-owned subsidiary with
Chubasco's  former  shareholders  retaining  3,216,500  shares of common  stock.
Following  the  Merger  certain  purchasers  acquired  3,203,000  shares  of the
Company's freely-tradable Common Stock in privately negotiated transactions with the former  holders of such shares who retained  13,500  shares of the Company's
Common Stock.  Additionally,  the Company assumed  obligations  under a $700,000 promissory note due in May 2007 incurred by  Relationserve in connection with an acquisition.

The acquisition of  Relationserve  by the Company was accounted for as a reverse merger because on a post-merger  basis,  the former  Relationserve  shareholders hold a majority of the  outstanding  common stock of the Company on a voting and fully diluted basis.  As a result,  Relationserve  was deemed to be the acquirer for accounting  purposes.  Accordingly,  the consolidated  financial  statements presented,  beginning  with the  period  ending  June  30,  2005,  are  those of
Relationserve  for all  periods  prior  to the  acquisition,  and the  financial statements of the consolidated  companies from the acquisition date forward. The historical  stockholders' deficit of Relationserve prior to the acquisition have been retroactively  restated (a  recapitalization)  for the equivalent number of shares received in the acquisition after giving effect to any differences in the par value of the Company and  Relationserve's  common  stock,  with an offset to additional paid-in capital. The restated  consolidated  retained earnings of the accounting acquirer (RelationServe) are carried forward after the acquisition.

Effective  May 16,  2005,  Relationserve,  through its  wholly-owned  subsidiary
Relationserve Access, Inc., a Delaware company, purchased the assets and assumed certain  liabilities of Omni Point Marketing,  LLC, a Florida limited  liability company ("Omni Point"),  and through its  wholly-owned  subsidiary,  Friendsand,
Inc.,  a  Delaware  corporation  ("Friendsand")  acquired  all of the assets and liabilities of Friendsand.com  LLC, a Delaware limited liability company.  These companies were acquired for a combination of cash payments totaling $150,000,  a two-year  promissory  note  payable in the  amount of  $700,000,  and  8,000,000 newly-issued common shares of RelationServe.

                                        2

                                            RELATIONSERVE MEDIA, INC. AND SUBSIDIARIES
                                               PRO FORMA CONSOLIDATED BALANCE SHEET
                                                          MARCH 31, 2005
                                                           (UNAUDITED)

                                            Relationserve
                                              Media, Inc.
                                         (formerly Chubasco Relationserve, Inc.            Pro forma Adjustments            Pro Forma
                                           Resources Corp.)  and Subsidiaries  AJE       Dr.        AJE      Cr.            Balances
                                         ------------------ ----------------------- -----------------------------------    -----------

              ASSETS
              ------

Current Assets:
    Cash                                      $  48,195        $   100,194    (3)   $ 995,027        (2)   $   198,195    $   945,221
    Accounts receivable, net                          -          1,517,092                  -                        -      1,517,092
    Prepaid expenses and other assets                 -             71,698                  -                        -         71,698
                                              ---------       ------------          ---------              -----------    ------------

    Total current assets                         48,195          1,688,984            995,027                  198,195      2,534,011
                                              ---------       ------------          ---------              -----------   ------------

Property and Equipment, net                           -            759,698                  -                        -        759,698

Intangibles, net                                      -          1,091,685                  -                        -      1,091,685
Other Assets                                          -            228,966                  -                        -        228,966
                                              ---------       ------------          ---------              -----------    ------------

    Total Assets                              $  48,195        $ 3,769,333          $ 995,027              $   198,195    $ 4,614,360
                                              =========       ============          =========              ===========    ============

LIABILITIES AND SHAREHOLDERS' EQUITY
------------------------------------

Current Liabilities:
  Accounts payable                            $   4,432        $   608,008    (2)   $   4,432             $          -    $   608,008
  Accrued expenses                                    -            321,280                  -        (5)       212,696        533,976
  Accrued commissions                                 -            396,534                  -                        -        396,534
  Deferred rent                                       -            186,748                  -                        -        186,748
  Customer deposits                                   -            264,213                  -                        -        264,213
                                              ---------        -----------          ---------             ------------    ------------

    Total current liabilities                     4,432          1,776,783              4,432                  212,696      1,989,479

LONG-TERM NOTE PAYABLE                                -                  -                  -                  700,000        700,000
                                              ---------       ------------         ----------             ------------    ------------

    Total liabilities                             4,432          1,776,783              4,432                  912,696      2,689,479
                                              ---------        -----------         ----------             ------------   -------------

SHAREHOLDERS' EQUITY:
 Common stock ($.001  Par value; 90,000,000
  share authorized); 10,016,500 shares issued
  and outstanding (pre-merger) and 16,542,500
  shares issued and outstanding (pro forma)      10,017                  -    (1)       6,800 (2)(3) (4)       13,326          16,543
Paid-in Capital                                  91,708          2,180,220    (2)     963,726 (1)(3) (4)    2,050,502       3,358,704
Retained earnings                               (60,035)          (187,670)   (5)     212,696        (2)       60,035        (400,366)
Other comprehensive income                        2,073                       (2)       2,073                                       -
Less: Deferred compensation                           -                  -    (4)   1,050,000                       -      (1,050,000)
                                              ---------        -----------         ----------             -----------    -------------

    Total shareholders' equity                   43,763          1,992,550          2,235,295               2,123,863       1,924,881
                                              ---------        -----------         ----------             -----------    -------------

    Total liabilities and
       shareholders' equity                   $  48,195        $ 3,769,333         $2,239,727             $ 3,036,559     $ 4,614,360
                                              =========        ===========         ==========             ===========     ============

                                     See notes to pro forma consolidated financial statements

                                        3

                                            RELATIONSERVE MEDIA, INC. AND SUBSIDIARIES
                                          PRO FORMA CONSOLIDATED STATEMENT OF OPERATIONS
                                            FOR THE THREE MONTHS ENDED MARCH 31, 2005
                                                           (UNAUDITED)

                                         Relationserve
                                          Media, Inc.
                                       (formerly Chubasco  Relationserve, Inc.         Pro forma Adjustments          Pro Forma
                                       Resources Corp.)     and Subsidiaries    AJE   Dr.      AJE         Cr.         Balances
                                       -----------------   ------------------------- --------------------------      ----------

Revenues, net                           $       -              $ 2,691,670      (3)  $       -        $       -       $ 2,691,670

Cost of revenue                                 -                  355,551                   -                -           355,551
                                        -----------          -------------           ---------        ---------       -----------

    Gross Profit                                -                2,336,119                   -                -         2,336,119
                                        -----------          -------------           ---------        ---------       -----------

Selling Expenses:
  Salaries and commissions                      -                  709,546                   -                -           709,546
  Advertising and trade shows                   -                  135,853                   -                -           135,853
                                       -----------           -------------           ---------        ---------       -----------

                                                -                  845,399                   -                -           845,399
                                       -----------           -------------           ---------        ---------       -----------

General and Administrative Expenses:
  Bad debt                                      -                  300,401                   -                -           300,401
  Salaries                                      -                  129,989                   -                -           129,989
  Depreciation and amortization                 -                  160,291                   -                -           160,291
  Professional fees                         9,589                   22,443                   -            9,589            22,443
  Rent and occupancy                            -                   56,716                   -                -            56,716
  Other general and administrative          5,907                  261,154                   -            5,907           261,154
                                       -----------           -------------           ---------        ---------       -----------

                                           15,496                  930,994                   -           15,496           930,994
                                       -----------           -------------           ---------        ---------       -----------

Income (Loss) from operations             (15,496)                 559,726                   -          (15,496)          559,726

Provision for income taxes                      -                                      212,696                -          (212,696)
                                       -----------           -------------           ---------        ---------       ------------

  Net Income (Loss)                     $ (15,496)               $ 559,726           $ 212,696        $ (15,496)       $  347,030
                                       ===========           =============           =========        ==========      ============

            See notes to pro forma consolidated financial statements

                                        4

                   RELATIONSERVE MEDIA, INC. AND SUBSIDIARIES
                NOTES TO UNAUDITED PRO FORMA FINANCIAL STATEMENTS

The  adjustments  to the  unaudited pro forma balance sheet as of March 31, 2005 reflect the issuance of 12,001,000  shares of the Company's common stock for the acquisition of all of the outstanding  common stock of  Relationserve,  Inc. and
Subsidiaries,  the return and cancellation of 6,800,00 shares of common stock of a former officer,  the issuance of 200,000 and 850,000 shares of common stock by the Company and certain  shareholders of the Company for services to be rendered in the future,  respectively,  the sale of  1,125,000  shares of common  under a private placement memorandum, the payment of cash of $150,000 and the assumption of a $700,000  note  payable and that the  transaction  occurred as of March 31,
2005 and are as follows:

(1)      To reflect the return and cancellation of 6,800,000 common shares.

(2)      To reflect the issuance of 12,001,000  shares of the  Company's  common
stock  for  the  acquisition  of  all  of  the  outstanding   capital  stock  of
Relationserve,  Inc., a Delaware corporation and Subsidiaries ("Relationserve"), the payment of $150,000 in cash,  and the  recording of a $700,000 note payable.
Additionally,   the  Company   reflected  the  distribution  of  net  assets  of
Relationserve Media, Inc. prior to acquisition,  which at March 31, 2005 was the payment of accounts  payable of $4,432 and the  distribution of cash of $48,195.
For financial  accounting  purposes,  the exchange of stock will be treated as a recapitalization  of Relationserve  Media,  Inc.  (formerly  Chubasco  Resources
Corp.)  with the former  shareholders  of the  Company  retaining  13,500 of the outstanding stock.

(3)      To reflect the sale of 1,125,000 shares on common stock under a private placement memorandum for net proceeds of $995,027.

(4)      To reflect the  issuance of 200,000  shares of the Company for services rendered.  Additionally,  to reflect the  transfer  of 850,000  shares of common stock by certain shareholders to a consultant for services to be rendered in the future

(5)      To reflect a provision for income taxes at effective tax rate of 38%.

Unaudited Pro Forma adjustments reflect the following transaction:

(1)
Common stock                                                              6,800
    Paid in Capital                                                                   6,800
To reflect the return and  cancellation  of 6,800,000
    shares of common stock in connection with merger

(2)

(a)
Accounts payable                                                          4,432
Additional paid in capital                                              101,725
Other comprehensive income                                                2,073
    Cash                                                                             48,195
    Retained earnings                                                                60,035
(b)
Additional paid in capital                                              862,001
    Common stock, at par                                                             12,001
    Cash                                                                            150,000
    Note payable                                                                    700,000

(a)  To   reflect   the   distribution   of  the  net  assets  of
Relationserve  Media,  Inc.  (formerly  Chubasco  Resource Corp.)
prior to the  merger  and to  reclassify  accumulated  deficit to additional paid in capital.

(b) To reflect the  recapitalization of the Company, the issuance of 12,001,000  shares of common stock in connection  with reverse merger,  the payment of $150,000 in cash, and the assumption of a
$700,000 note payable,

(3)
Cash                                                                    995,027
    Common stock                                                                      1,125
    Additional Paid-in Capital                                                      993,902

To reflect  sale of 1,125,000  shares on common stock under
 a private  placement for proceeds of $995,027

                                        5

                   RELATIONSERVE MEDIA, INC. AND SUBSIDIARIES
                NOTES TO UNAUDITED PRO FORMA FINANCIAL STATEMENTS

(4)
Deferred Compensation                                                 1,050,000
    Common stock                                                                       200
    Additional Paid-in Capital                                                   1,049,800

To  reflect the issuance of 200,000 shares of common stock by the
    Company at $1.00 per share and to  reflect  the  transfer  of
    850,000 shares of common stock by certain  shareholders  to a consultant  for services to be rendered in the future  valued at a fair market value of $1.00 per share

(5)
Provision  for income  taxes                                            212,696
  Accrued  expenses                                                                    212,696
To reflect provision for income taxes at effective tax rate of 38%

                                        6